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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2001



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                      1-15851                  04-2576375
(State or other jurisdiction     (Commission File          (I.R.S. Employer
     of incorporation)                Number)             Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600




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Item 5.  Other Events.

As of December 13, 2001, APW Ltd. has renegotiated its credit facility agreements, including its Multi-Currency Credit Agreement, Facility Agreement with the Royal Bank of Scotland and Receivables Purchasing Agreement, to provide additional flexibility. Among other changes, the amendments relax certain financial covenants and the Company issued additional warrants to its lenders allowing the purchase of shares equal to 9.9% of the outstanding shares (subject to cancellation if the credit facility is repaid by certain dates) and amended the earlier warrants to purchase shares (by reducing the exercise price to $1.98 and eliminating the possible reduction in warrants if the facility was prepaid by a certain date). Copies of the amended agreements are filed as exhibits hereto and incorporated by reference herein.

A copy of the press release issued by APW Ltd. on December 14, 2001, describing the details of the negotiations and amendments, is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

Please see exhibit page which is incorporated by reference herein.

                                       1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APW LTD.
                                         (Registrant)


Date: December 20, 2001                  By: /s/ Richard D. Carroll
                                            --------------------------------
                                                 Richard D. Carroll
                                                 Vice President and Chief
                                                 Financial Officer
                                                 (Duly authorized to sign on
                                                 behalf of the Registrant)

                                      S-1


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                        Date of Report: December 13, 2001


Exhibit                                                                   Filed
Number                 Description                                      Herewith

Exhibit 4.1        Second Amendment to Amended and Restated                  X
                   Multicurrency Credit Agreement among APW Ltd.,
                   Various Financial Institutions, Bank One N.A.,
                   Chase Manhattan Bank and Bank of America, National
                   Association
Exhibit 4.2        Third Amendment to Amended and Restated Receivables       X
                   Purchasing Agreement among Applied Power Credit Corporation, APW North America, Inc., Barton
                   Capitol Corporation and Societe Generale
Exhibit 4.3        First Amendment to Warrant and Registration Rights        X
                   Agreement (U.S. Banks)
Exhibit 4.4        First Amendment to Warrant and Registration Rights        X
                   Agreement (U.K. Banks)
Exhibit 4.5        Form of Amendment Agreement to the Facility               X
                   Agreement between APW Electronics Group plc, other Borrowers under the Agreement, The Royal Bank of
                   Scotland plc and National Westminster Bank plc
Exhibit 99.1       Press release dated December 14, 2001, by APW Ltd.        X

                                      E-1